Exhibit 10.36

LETTER AGREEMENT NO. 9

As of March 5, 2010

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601

Re: MISCELLANEOUS MATTERS

Dear Ladies and Gentlemen,

United Air Lines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A350-900XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

TABLE OF CONTENTS

0.	GENERAL	3
0.1	Definitions	3
0.2	General Statement	3
1.	CLAUSE 6 – MANUFACTURE PROCEDURE – INSPECTION	4

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

0.	GENERAL

0.1	Definitions

Clause 0 of the Agreement is amended to add the following quoted text:

QUOTE

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

UNQUOTE

0.2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.	CLAUSE 6 – MANUFACTURE PROCEDURE – INSPECTION

Clause 6.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

6.3 Seller’s Service for Buyer’s Inspector(s)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

UNQUOTE

2.	CLAUSE 7 – CERTIFICATION

Clause 7 of the Agreement is deleted in its entirety and replaced with the following text between the QUOTE and UNQUOTE:

QUOTE

7. CERTIFICATION

Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to the Aircraft.

7.1 Type Certification

The Aircraft have been type certificated under EASA procedures for joint certification in the transport category. The Seller will obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness.

7.2 Export Certificate of Airworthiness

Subject to the provisions of Clause 7.3, the Aircraft will be delivered to the Buyer with an Export Certificate of Airworthiness issued by the DGAC if delivery in Toulouse, France and in a condition enabling the Buyer (or an eligible person under then applicable law) to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration. However, the Seller will have no obligation to make and will not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for specific operation on the Buyer’s routes, whether before, at or after Delivery of any Aircraft.

If the FAA requires additional or modified data before the issuance of the Export Certificate of Airworthiness, the Seller will provide such data or implement the required modification to the data, in either case, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.3 Specification Changes before Aircraft Ready for Delivery

7.3.1 If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by the EASA that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness or the Standard Airworthiness Certificate referred to in 7.2 above (a “Change in Law”), the Seller will make the required modification and the parties hereto will sign an SCN.

7.3.2 The Seller will as far as practicable, but at its sole discretion and without prejudice to Clause 7.3.3(ii), take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

7.3.3 The cost of implementing the required modifications referred to in Clause 7.3.1 will be:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.3.4 Notwithstanding the provisions of Clause 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion Systems the costs related thereto will be borne in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the BFE or the Propulsion Systems, as applicable, and the Seller will have no obligation with respect thereto.

7.4 Specification Changes after Aircraft Ready For Delivery

Nothing in Clause 7.3 will require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery will be at the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

UNQUOTE

3.	CLAUSE 8 – TECHNICAL ACCEPTANCE

Clause 8 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

8- TECHNICAL ACCEPTANCE

8.1 Technical Acceptance Process

8.1.1 Prior to Delivery, the Aircraft will undergo a technical acceptance process developed by the Seller (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the Specification. The Seller will without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of any non-compliance. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.1.2 The Technical Acceptance Process will:

(i) commence on a date notified by the Seller to the Buyer by no less than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] notice,

(ii) take place at the Delivery Location,

(iii) be carried out by the personnel of the Seller, and

(iv) include a technical acceptance flight (the “Technical Acceptance Flight”) that will not exceed [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.2 Buyer’s Attendance

8.2.1 The Buyer is entitled to attend the Technical Acceptance Process.

8.2.2 If the Buyer elects to attend the Technical Acceptance Process, the Buyer:

(i) will comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and

(ii) may have a maximum of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of its representatives (no more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of whom will have access to the cockpit at any one time) accompany the Seller’s representatives on the Technical Acceptance Flight, during which the Buyer’s representatives will comply with the instructions of the Seller’s representatives.

8.2.3 If the Buyer, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], does not attend or if the Buyer fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance Process and the Buyer will be deemed to have accepted that the Technical Acceptance Process has been completed, in all respects [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.3 Certificate of Acceptance

Upon successful completion of the Technical Acceptance Process, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”). [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.4 Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will constitute waiver by the Buyer of any right it may have, under the Uniform Commercial Code as adopted by the State of New York or otherwise, to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5 Aircraft Utilization

The Seller will, without payment or other liability, be entitled to use the Aircraft before Delivery [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Such use will not limit the Buyer’s obligation to accept Delivery hereunder.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

UNQUOTE

4.	CLAUSE 9 – DELIVERY

Clause 9.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

9.3 Flyaway

9.3.1 The Buyer and the Seller will cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

9.3.2 All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer. The [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Buyer to make arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

UNQUOTE

5.	CLAUSE 10 – EXCUSABLE DELAY

Clause 10 of the Agreement is deleted in its entirety and replaced with the following text between the QUOTE and UNQUOTE:

QUOTE

10. EXCUSABLE DELAY AND TOTAL LOSS

10.1 Scope of Excusable Delay

Neither the Seller nor any Affiliate of the Seller, will be responsible for or be deemed to be in default on account of delays in delivery of the Aircraft or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes beyond the Seller’s, or any Affiliate’s control or not occasioned by the Seller’s, fault or negligence (“Excusable Delay”), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; inability after due and timely diligence to procure materials, accessories, equipment or parts; failure of a subcontractor or Supplier to furnish materials, components, accessories, equipment or parts, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], (ii) any delay caused directly by the action or inaction of the Buyer; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment.

10.2 Consequences of Excusable Delay

10.2.1 If an Excusable Delay occurs the Seller will:

(i) notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii) not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iii) not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iv) as soon as practicable after the removal of the cause of such Excusable Delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

10.3 Termination on Excusable Delay

10.3.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.3.2 If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv) that there will be a delay in Delivery of an Aircraft of more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

If this Agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Seller will notify the Buyer of the new Scheduled Delivery Month after [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] referred to in Clause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.1.

10.4 Total Loss, Destruction or Damage

If, prior to Delivery, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer to this [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(i) the Buyer notifies the Seller [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

(ii) the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month.

Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft.

10.5 Termination Rights Exclusive

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished under the Agreement.

10.6 Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

UNQUOTE

6.	CLAUSE 11 – INEXCUSABLE DELAY AND TOTAL LOSS

Clause 11 of the Agreement is deleted in its entirety and replaced with the following text between the QUOTE and UNQUOTE:

QUOTE

11. INEXCUSABLE DELAY AND TOTAL LOSS

11.1 Liquidated Damages

Should an Aircraft not be Ready for Delivery [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] may be changed pursuant to Clauses 2, 7 or 10) (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss as defined in Clause 10.4, then such delay will be termed an “Inexcusable Delay.” [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], for each day of delay in the Delivery starting on the date falling [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the last day of the Scheduled Delivery Month.

In no event will the amount of liquidated damages [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.3 Renegotiation

If, as a result of an Inexcusable Delay, the Delivery does not occur within six (6) months after the last day of the Delivery Period the Buyer will have the right, exercisable by written notice to the Seller given between [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1.

11.4 Termination

If, as a result of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Inexcusable Delays, the Delivery does not occur within an [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, then both parties will have the right exercisable by written notice to the other party, given between [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

11.5 Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

UNQUOTE

7.	CLAUSE 13 – PATENT AND COPYRIGHT INDEMNITY

Clause 13 of the Agreement is deleted in its entirety and replaced with the following text between the QUOTE and UNQUOTE:

QUOTE

13- PATENT AND COPYRIGHT INDEMNITY

13.1 Indemnities at Delivery

13.1.1 Subject to the provisions of Clause 13.3.3, the Seller will indemnify the Buyer from and against any damages, costs and expenses including reasonable attorneys fees (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe or any part or software installed therein at Delivery of:

(i) any British, French, German, Spanish or U.S. patent; and

(ii) any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that from the time of design of such Airframe or any part or software installed therein at Delivery and until infringement claims are resolved, the country of the patent and the flag country of the Aircraft are both parties to:

(1) the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or,

(2) the International Convention for the Protection of Industrial Property of March 20, 1883 (the “Paris Convention”); and

(iii) in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify will be limited to infringements in countries which, at the time of design versus infringement claim are members of The Berne Union and recognize computer software as a “work” under the Berne Convention.

13.1.2 Clause 13.1.1 will not apply to:

(i) Buyer Furnished Equipment;

(ii) the Propulsion Systems;

(iii) Supplier Parts, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; or

(iv) software not developed by the Seller.

13.1.3 If the Buyer, due to circumstances contemplated in Clause 13.1.1, is prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at among the claimant, the Seller and the Buyer), the Seller will [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] at its expense either:

(i) procure for the Buyer the right to use the affected Airframe, part or software free of charge; or

(ii) replace the infringing part or software with a non-infringing substitute [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

13.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

13.3 Administration of Patent and Copyright Indemnity Claims

13.3.1 If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer will

(i) forthwith notify the Seller, giving particulars thereof;

(ii) furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii) refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties, or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.2.1(iii) will prevent the Buyer from paying the sums that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice;

(iv) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], fully cooperate with, and render all assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

(v) act to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] mitigate damages and/or to reduce the amount of royalties that may be payable, and minimize costs and expenses.

13.3.2 The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller’s opinion, it deems proper, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

13.3.3 The Seller’s liability hereunder will be conditioned on the strict and timely compliance by the Buyer with the terms of this Clause 13 and is in lieu of any other liability to the Buyer, whether express or implied, which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

13.4 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

13.5 THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR BY ANY TECHNICAL DATA, SUPPLIER PART OR TRAINING MATERIAL, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

UNQUOTE

8.	CLAUSE 18 – BUYER FURNISHED EQUIPMENT

8.1	Sub-clauses (4) and (5) of Clause 18.1.3 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

(4) to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] attend such FAI [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the Buyer will delegate the FAI to the BFE Supplier and confirmation thereof will be supplied to the Seller in writing;

(5) to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] attend such SI [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the Buyer will delegate the SI to the BFE Supplier and confirmation thereof will be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer will be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

UNQUOTE

8.2	Clause 18.3.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

18.3.2 In addition, in the event of any delay or failure mentioned in 18.3.1 above, the Seller, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], may:

(i) select, purchase and install equipment similar to the BFE at issue, in which event the Final Price of the A350-900XWB Aircraft for the affected Aircraft will also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Price of the A350-900XWB Aircraft, for adjustment and calibration; or

(ii) if the BFE is delayed by more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] beyond, or is not approved within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT] of the dates specified in Clause 18.1.2.2, deliver the Aircraft without the installation of such BFE, notwithstanding applicable terms of Clause 7, if any, and the Seller will thereupon be relieved of all obligations to install such equipment.

UNQUOTE

8.3	Clause 18.5.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

18.5.5 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

UNQUOTE

9.	CLAUSE 19 – INDEMNITIES AND INSURANCE

9.1	Clause 19.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

19- INDEMNITIES AND INSURANCE

The Seller and the Buyer will each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Clauses 19.1 and 19.2.

19.1 Seller’s Indemnities

The Seller will, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a) claims for injuries to, or death of, the Seller’s directors, officers, agents or employees, or loss of, or damage to, property of the Seller or its employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b) claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to the Technical Acceptance Flights.

19.2 Buyer’s Indemnities

The Buyer will, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(a) claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees, or loss of, or damage to, property of the Buyer or its employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b) claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the provision of Seller Representatives services under Clause 15, or (ii) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], or (iii) the provision of Aircraft Training Services to the Buyer.

19.3 Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19 (the “Indemnitor”), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such claim or suit, as the Indemnitor will deem prudent, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

If the Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 19, the Indemnitee will have the right to proceed with the defense or settlement of the claim or suit as it deems prudent and will have a claim against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys’ fees. Further, in such event, the Indemnitor will be deemed to have waived any objection or defense to the Indemnitee’s claim based on the reasonableness of any settlement.

19.4 Insurance

For all Aircraft Training Services, to the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer will:

(a) cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Perils (such insurance to include the AVN 52E Extended Coverage Endorsement Aviation Liabilities or any further Endorsement replacing AVN 52E, or equivalent coverages, as may be available as well as any excess coverage in respect of War and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Perils Third Parties Legal Liabilities Insurance), and

(b) with respect to the Buyer’s Hull War Risk and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Perils insurance, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Any applicable deductible will be borne by the Buyer. The Buyer will furnish to the Seller, not less than seven (7) working days prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

(i) under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii) such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Perils) prior written notice thereof to the Seller, and

(iii) under any such cover, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

UNQUOTE

10.	CLAUSE 20 – TERMINATION

Clause 20 of the Agreement is deleted in its entirety and replaced with the following text between the QUOTE and UNQUOTE:

QUOTE

20- TERMINATION

20.1 Termination Events – Buyer and Seller

20.1.1 Each of the following shall constitute a “Termination Event” under this Agreement and promptly upon the knowledge of the occurrence of a Termination Event by the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(1) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall commence any case, proceeding or other action with respect to the Buyer or [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in any jurisdiction relating to bankruptcy, insolvency, reorganization, relief from debtors, an arrangement, winding-up, liquidation, dissolution or other relief [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] debts and such case, proceeding or other action remains unstayed, undismissed or undischarged for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(2) An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for all or substantially all of its assets, and such action remains unstayed, undismissed or undischarged [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], or the Buyer or [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], makes a general assignment for the benefit of its creditors.

(3) An action is commenced against the Buyer or [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] any of the seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(4) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the Buyer or [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is unable to generally pay its debts as they become due.

20.2 Termination Events – Buyer

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

20.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

20.4 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

20.5 Definitions

For purposes of this Clause 20, the terms “Affected Aircraft”, “Applicable Date” and “Escalated Price” are defined as follows:

(i) “Affected Aircraft” – any or all Aircraft with respect to which the Seller [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] has cancelled or terminated this Agreement pursuant to Clause 20.4(1) or 20.4(2),

(ii) “Applicable Date” – for any Affected Aircraft the date of the Termination Event specified in the Seller’s notice and demand for payment of liquidated damages delivered under Clause 20.4(2),

(iii) “Escalated Price” – the sum of (i) the Base Price of the Airframe, (ii) the Base Price of SCNs and MSCNs entered into after the date of this Agreement, and (iii) the Propulsion Systems Reference Price, all as escalated to the Applicable Date in accordance with the provisions of Clause 4.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

20.6 Notice of Termination Event

Promptly upon becoming aware of the occurrence of a Termination Event by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will notify the

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of such occurrence in writing, provided, that any failure [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will not prejudice [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] rights or remedies hereunder.

UNQUOTE

11.	CLAUSE 21 – ASSIGNMENTS AND TRANSFERS

Clause 21 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

21- ASSIGNMENTS AND TRANSFERS

21.1 Assignments

Except as hereinafter provided, neither party may sell, assign or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other, except that the Seller may sell, assign, or transfer its rights or obligations under this Agreement to any Affiliate without the Buyer’s consent.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

21.2 Assignments on Sale, Merger or Consolidation

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(b) the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(c) at the time, and immediately following the consummation, of the merger, consolidation or sale, no Termination Event exists or will have occurred and be continuing;

(d) there exists with respect to the surviving or acquiring entity no basis for a Termination Event;

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

21.2.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

21.3 Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of AACS or any other Affiliate of the Seller at which or by whom the services to be performed under this Agreement will be performed. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

UNQUOTE

12.	CLAUSE 22 – CONFIDENTIALITY

Clause 22.10 of the Agreement is deleted in its entirety and replaced with the following text between the QUOTE and UNQUOTE:

QUOTE

22.10 Confidentiality

22.10.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

22.10.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

22.10.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

22.10.4 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

22.10.5 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

22.10.6 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

22.10.7 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

22.10.8 The provisions of this Clause 22.10 will survive termination of the Agreement.

13.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

14.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

15.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ John J. Leahy

Its:	Chief Operating Officer
Customers

Accepted and Agreed UNITED AIR LINES, INC.
By:	/s/ Kathryn A. Mikells

Its:	Executive Vice President and
Chief Financial Officer